UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

Frankfort Tower Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08009	36-3060977
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 4548 Lafayette, IN	47903-4548
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 654-4491

Item 8.01. Other Events.

Resumption of Filing of Certain Information under Form 8-K

As previously reported, on November 23, 2004, the Debtor's Plan of Liquidation, as Immaterially Modified (the "Plan of Liquidation") of Frankfort Tower Industries, Inc., a Delaware corporation (f/k/a ROHN Industries, Inc.) (the "Company"), was confirmed by the United States Bankruptcy Court for the Southern District of Indiana, the Honorable Anthony J. Metz III presiding (the "Bankruptcy Court"), pursuant to the Company’s proceedings under Chapter 11 of the United States Bankruptcy Code.

Section 13.3 of the Plan of Liquidation states that the Company was, as of the effective date of the Plan of Liquidation, "relieved of all annual, quarterly, and periodic reporting requirements imposed upon [the Company] by the Securities Exchange Act of 1934, as amended, and shall not be required to file any reports, documents or other filings pursuant to that Act." In reliance upon this Section 13.3, the Company has not filed any reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act") subsequent to its Form 8-K Current Report filed with the SEC on December 22, 2004. Throughout this time period, however, and as required by bankruptcy laws and regulations, the Company has continued to file on a monthly basis a report summarizing certain financial and operational aspects of the Company (known as a "Monthly Operating Report") with the Bankruptcy Court, and, commencing with the quarter ending December 31, 2004, has filed on a quarterly basis a report summarizing the post-confirmation activities of the Company.

In September 2006, a member of the staff of the SEC's Division of Corporation Finance wrote to the Company concerning the staff's conclusion that the Company appeared not to be in compliance with the Company's reporting obligations under Section 13(a) of the 1934 Act. The Company, by counsel, has engaged in a dialogue with the staff of the Division concerning the basis for the Company's belief (namely, Section 13.3 of the Plan of Liquidation) that the Company is excused from complying with such reporting requirements. Nevertheless, and without admitting that such reporting has at any time since the effective time of the Plan of Liquidation been required of it, the Company has determined to file with the SEC all monthly operating reports that have not previously been filed, for the monthly periods ended November 30, 2004, through March 31, 2007, inclusive, and all quarterly operating reports not previously filed (the "Previously Unfiled Reports"). The Previously Unfiled Reports are filed as Exhibits 99.1 through 99.39 to this report.

Further, again without admitting that any such future filings are required of it, the Company intends to file with the SEC, under cover of a Form 8-K (specifically in response to Item 8.01 thereof), and in accordance with the guidance of 1934 Act Release No. 9660 (June 30, 1972):

•
A copy of each monthly and quarterly operating report that it files with the Bankruptcy Court in the future, within four business days of the filing of each such report with the Bankruptcy Court, until such time as the final distribution is made under the Plan of Liquidation (at which point, all shares of stock are deemed cancelled under the Plan of Liquidation) and the Bankruptcy Court has entered an Order closing the Company's bankruptcy proceeding and the Company has filed a Form 15 notice with the SEC terminating the registration of its common stock under the 1934 Act; and

•
a description of any material events relating to the liquidation (within four business days of the occurrence of any such material event), including but not limited to events associated with the following pending claims and/or proceedings:

o
that certain action that is now pending that was commenced prior to the seeking of relief under the Bankruptcy Code by the Company and certain of its subsidiaries in the Superior Court for the State of Delaware, under Case No. 03C-04-134(SCD), for damages against Platinum Equity LLC, a California based private equity firm, and PFrank LLC, a special purpose entity formed by Platinum) (the "Platinum Litigation");

o	the Company's claim to compel a release of funds held in environmental escrow;

o	the Company's claims for carryback adjustment refunds of federal taxes paid by the Company in 2003, and in the years 1997 through 2000; and

o	the Company’s Chapter 11 proceedings.

Description of the Platinum Litigation

The Company's suit in the Platinum Litigation alleges breach of contract and breach of guaranty for termination of an asset purchase agreement relating to a proposed sale of substantially all of the Company’s assets in 2002. On November 22, 2005, the Superior Court for the State of Delaware found that Platinum had properly terminated the agreement because Platinum subjectively believed in good faith that it would incur a material asbestos-related liability. The Company appealed to the Supreme Court for the State of Delaware.

As announced by the Company's press release on October 27, 2006, the Supreme Court for the State of Delaware issued an appellate decision in its favor. The Supreme Court held that there was no objective basis in law or fact for Platinum's termination of the asset purchase agreement and remanded the matter to the Delaware Superior Court to enter judgment in favor of the Company and to make a determination as to damages. The Company will continue to strongly assert all rights to damages relating to this litigation. Any proceeds ultimately obtained by the Company would be applied according to the Chapter 11 Plan of Liquidation.

The Bankruptcy Administrative Officer appointed by the Bankruptcy Court believes that the Delaware Supreme Court's decision improves the possibility that there will be sufficient amounts available to satisfy the claims of the Company's creditors and make some distributions to its shareholders, but there can be no assurance that such amounts will be available or that any such distribution will be made.

The Company and Platinum have submitted briefs and filings to the Delaware Superior Court in support of their positions on the issue of damages. The Delaware Superior Court has not yet issued a final ruling or judgment in the proceeding.

Description of the Escrow Funds Claim

Pursuant to a certain Asset Sale and Purchase Agreement dated January 31, 1995, by and between UNR Industries, Inc., n/k/a Frankfort Tower Industries Inc., as Seller, and Unarco Material Handling, Inc., as Purchaser, the Company agreed to indemnify Unarco from certain described environmental claims for a period of ten years. During 2002, an escrow was created and funded from certain funds otherwise due to be paid to the Company from Unarco, in order to secure the indemnification obligations as permitted under the Agreement.

Upon expiration of the indemnification period, the Company made demand upon Unarco to agree to direct the escrow agent, Bank of America, N.A., to release the balance held in escrow. Unarco refused to agree, and the Company is pursuing legal remedies to compel turnover of the balance held in the escrow. Upon information and belief, the balance in the escrow as of January 1, 2007 was approximately $1,582,000.

Description of the Federal Tax Refund Claims

The Company has identified approximately $154,000 in federal tax amounts paid in calendar year 2003 for which the Company believes it is entitled to a refund. The Company submitted a request for refund via a Form 1139 filing with the Internal Revenue Service on March 23, 2005. The refund request is based upon a carryback adjustment for the loss or credit year that ended December 31, 2003. The Company continues to pursue this refund request and the Internal Revenue Service has asserted that the refund request is subject to certain setoffs alleged by the IRS.

The Company is also exploring and investigating whether federal income tax refunds may be available to the Company for the years 1997 through 2000. The Company has entered into an Agreement with a third party that is working with the Company to identify any available tax refund amounts. The refund will likely only be available if the Company can identify and monetize its capitalization of various categories of costs during the years 1997 through 2000. The dollar value of any available refund claim cannot be estimated by the Company at the present time.

Update Regarding the Chapter 11 Proceedings

The Company has previously reported in its prior Form 8-K reports filed with the SEC upon the developments in its Chapter 11 proceedings though the effective date of the Plan of Liquidation. Since that date, the Company has continued to file Monthly and (since July 11, 2006) Quarterly Reports with the Bankruptcy Court and has continued to prosecute and defend various matters incident to the Chapter 11 proceedings, but, to the best of the Company’s knowledge, there has been no motion or proceeding instituted, or threatened to be instituted, before the Bankruptcy Court, that would be material to holders of the Company’s common stock.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly with respect to the Bankruptcy Officer's outlook described above under "Description of the Platinum Litigation" and "Description of the IRS Proceedings," and the statement of the Company's intentions to make certain filings under the 1934 Act as described above under "Resumption of Filing of Certain Information under Form 8-K.” When used in this report, the words “believes,” “anticipates,” “expects,” “plans” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties that could cause the Company’s actual results or experiences to differ (which differences could be both material and adverse to holders of claims in the Company’s Chapter 11 bankruptcy proceedings, including the holders of the Company’s common stock) from any planned, intended, or expected results or experiences. It is not possible to anticipate and list all such risks and uncertainties; however, they include, but are not limited to, the following:

•
the decision of the Delaware Superior Court in the Platinum Litigation concerning the determination of the dollar amount of damages payable to the Company and the ultimate collectibility of such damages from those who may be adjudged liable to pay such damages;

•	the ability of the Company to obtain refunds from the IRS on account of any carryback refund requests submitted or to be submitted by the Company;

•	the outcome of any action by the Company to collect amounts related to the environmental escrow;

•	the actions and decisions of creditors and other third parties with interests in the Company’s Chapter 11 proceedings;

•
the possibility that the SEC and its staff could seek to challenge the Company's reliance upon Section 13.3 of the Plan of Liquidation and seek to compel the Company’s filing of different or additional reports under the Exchange Act, or institute a proceeding against the Company under Section 12(j) of the 1934 Act seeking to suspend or revoke the registration of the Company’s common stock under the 1934 Act, and/or seek other relief against the Company; and

•	the uncertainty that the Company will be successful in prosecuting motions for Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings that it may file from time to time.

Further, the Company cautions readers not to place undue reliance upon the information contained in the monthly or quarterly Bankruptcy Court reports that are filed as exhibits to this report or future such reports, because such Bankruptcy Court reports:

•	are not audited;

•
are prepared in a format prescribed by bankruptcy law, which does not require conformity with generally accepted accounting principles ("GAAP"), and such reports therefore do not purport to reflect the financial condition or results of operations of the Company on a GAAP basis;

•	are not presented on a consolidated basis and therefore do not purport to present the consolidated financial condition and results of the Company and its subsidiaries; and

•
contain information for periods which may be shorter or otherwise different than those contained in reports that are required to be filed by companies that are subject to reporting obligations under Section 13(a) of the 1934 Act.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

  The exhibits 99.1 through 99.39 described by the Exhibit Index that appears immediately following the signature are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKFORT TOWER INDUSTRIES, INC.

Date: May 25, 2007	By:	/s/ Horace Ward
Horace Ward
Bankruptcy Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended November 30, 2004

99.2	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended December 31, 2004

99.3	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended January 31, 2005

99.4	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended February 28, 2005

99.5	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended March, 31, 2005

99.6	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended April 30, 2005

99.7	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended May 31, 2005

99.8	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended June 30, 2005

99.9	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended July 31, 2005

99.10	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended August 31, 2005

99.11	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended September 30, 2005

99.12	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended October 31, 2005

99.13	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended November 30, 2005

99.14	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended December 31, 2005

99.15	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended January 31, 2006

99.16	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended February 28, 2006

99.17	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended March 31, 2006

99.18	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended April 30, 2006

99.19	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended May 31, 2006

99.20	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended June 30, 2006

99.21	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended July 31, 2006

99.22	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended August 31, 2006

99.23	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended September 30, 2006

99.24	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended October 31, 2006

99.25	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended November 30, 2006

99.26	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended December 31, 2006

99.27	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended January 31, 2007

99.28	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended February 28, 2007

99.29	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended March 31, 2007

99.30	Post-Confirmation Quarterly Report for the Quarter Ending December 31, 2004 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.1 and 99.2 to this Report)

99.31	Post-Confirmation Quarterly Report for the Quarter Ending March 31, 2005 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.3, 99.4 and 99.5 to this Report)

99.32	Post-Confirmation Quarterly Report for the Quarter Ending June 30, 2005 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.6, 99.7 and 99.8 to this Report)

99.33	Post-Confirmation Quarterly Report for the Quarter Ending September 30, 2005 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.9, 99.10 and 99.11 to this Report)

99.34	Post-Confirmation Quarterly Report for the Quarter Ending December 31, 2005 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.12, 99.13 and 99.14 to this Report)

99.35	Post-Confirmation Quarterly Report for the Quarter Ending March 31, 2006 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.15, 99.16 and 99.17 to this Report)

99.36	Post-Confirmation Quarterly Report for the Quarter Ending June 30, 2006 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.18, 99.19 and 99.20 to this Report)

99.37	Post-Confirmation Quarterly Report for the Quarter Ending September 30, 2006 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.21, 99.22 and 99.23 to this Report)

99.38	Post-Confirmation Quarterly Report for the Quarter Ending December 31, 2006 (certain Monthly Reports that are exhibits to this Exhibit are incorporated by reference from Exhibits 99.24, 99.25 and 99.26 to this Report)

99.39	Monthly Report for Debtors-in-Possession and Chapter 11 Trustees for the month ended April 30, 2007